Exhibit 1

PRB GAS TRANSPORTATION, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED: 40,000,000 COMMON SHARES, $0.001 PAR VALUE

SEE REVERSE FOR

CERTAIN DEFINITIONS

NUMBER:  _____________                                          CUSIP: 693535106

This Certifies That

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF

PRB GAS TRANSPORTATION, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent and Registrar..

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED:  __________________

/s/ William F. Hayworth	/s/ Susan C. Wright
William F. Hayworth President	Susan C. Wright Secretary

PRB GAS TRANSPORTATION, INC.

Corporate Stock Transfer, Inc.

Transfer Fee: As Required

     The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - Custodian for (Cust.) (Minor) under Uniform Gifts to Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

For value received ________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER

                         IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

_______________________________________________  Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ________________

SIGNATURE GUARANTEED:	X
X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.